Exhibit 23.1  Consent of Independent Registered Public Accounting Firm - Haskell & White LLP

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in Registration Statement No.  33-94102, of Taitron Components Incorporated on Form S-8 of our report dated February 28, 2005, appearing in the Annual Report on Form 10-KSB of Taitron Components Incorporated for the year ended December 31, 2004.

                                                                                                                /s/ Haskell & White LLP

Irvine, California

March 31, 2005